UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 6, 2004
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (920) 433-4901	39-1775292

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (800) 450-7260	39-0715160

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ITEM 9. Regulation FD Disclosure

Appointment of Principal Officers

On August 13, 2004, Wisconsin Public Service Corporation issued a news release announcing the appointment of two principal officers.

Effective August 15, 2004 Charles A. Schrock was named President and Chief Operating Officer - Generation and Lawrence T. Borgard was name President and Chief Operating Officer - Energy Delivery. Both individuals have extensive experience with Wisconsin Public Service and/or its parent WPS Resources Corporation.
Name and Age		Current Position and Business Experience During Past Five Years	Effective Date
Charles A. Schrock	51
President and Chief Operating Officer - Generation
			08-15-04

Senior Vice President of WPS Resources Corporation
			09-14-03

President of WPS Power Development, Inc.
			11-11-01

Senior Vice President of WPS Resources Corporation
			08-31-01

Senior Vice President - Operations of Nuclear Management Company, LLC
			11-26-00

Senior Vice President - Energy Supply
			12-13-98

Lawrence T. Borgard	42
President and Chief Operating Officer - Energy Delivery
			08-15-04

Vice President - Distribution and Customer Service
			11-25-01
		Vice President - Transmission and Engineering	07-23-00
		Vice President - Transmission	07-11-99

In addition, effective August 15, 2004, Larry L. Weyers previously Chairman, President and Chief Executive Officer of Wisconsin Public Service was named Chairman and Chief Executive Officer of Wisconsin Public Service. Larry Weyers recent experience with Wisconsin Public Service Is:
Name and Age		Current Position and Business Experience During Past Five Years	Effective Date

Larry L. Weyers	59	Chairman, and Chief Executive Officer	08-15-04
		Chairman, President and Chief Executive Officer	04-14-02
		Chairman and Chief Executive Officer	02-12-98

Individual employment and severance agreements exist with each of these officers. The agreements are intended to retain the services of these officers in the event of a change in control of WPS Resources. Each agreement entitles the officer to a continuation of salary and benefits for a maximum period of three years after a change in control. Each employment and severance agreement also provides a cash termination payment should there be a termination of the officer's employment after a change of control or in anticipation of a change in control. Generally, total termination payments provided are not to exceed the present value of 2.99 times the executive's average annual salary and annual bonuses for the five years immediately preceding a change of control. Certain officers may receive termination payments, plus a tax gross up payment exceeding 2.99 times average annual salary, portions of which may not be tax deductible by WPS Resources. The termination payments replace all other severance payments to which the officer may be entitled under current severance agreements.

For additional details regarding the appointment of these officers see the news release attached as Exhibit 99.1.

Credit Line Syndications

On August 6, 2004, WPS Resources and Wisconsin Public Service renewed their 364-day credit line syndications for $225 million and $115.0 million, respectively. These credit lines are used to back 100% of WPS Resources' and Wisconsin Public Service's commercial paper borrowing programs and letters of credit for WPS Resources.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: August 18, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: August 18, 2004

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WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated August 6, 2004

Exhibit Number
99.1	News Release dated

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